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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                August 13, 2004

                                 LANTRONIX, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)


   Delaware                         1-16027               33-0362767
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)

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Item  5.     Other  Events

          Lantronix, Inc. announced in a press release on August 13, 2004 it has been served with a patent infringement lawsuit filed by Digi International, Inc. Lantronix believes the claims are without merit and it intends to vigorously defend its position. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

     99.1 Press Release dated August 13, 2004 announcing Lantronix has been served with a patent infringement lawsuit filed by Digi International, Inc. and believes the claims are without merit.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX,  INC.



Date:  August  17,  2004     By:    /s/  James  W.  Kerrigan
                                    --------------------------
                                    James  W.  Kerrigan
                                    Chief  Financial  Officer



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                                  EXHIBIT INDEX
                                  -------------

     99.1 Press Release dated August 13, 2004 announcing Lantronix has been served with a patent infringement lawsuit filed by Digi International, Inc. and believes the claims are without merit.


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